UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 31, 2023
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2023, Elisabeth Graham, Senior Vice President, Chief Financial Officer, and Treasurer of Commonwealth Edison Company (“ComEd” or the “Company”), informed the Company that she will depart ComEd to pursue an opportunity outside of ComEd. Ms. Graham’s departure will be effective on August 8, 2023.

Effective August 9, 2023, Joshua Levin will assume the role of Senior Vice President, Chief Financial Officer and Treasurer of ComEd. Mr. Levin, age 44, has served as Vice President Corporate Financial Planning and Analysis of Exelon Business Services Company, LLC, a subsidiary of Exelon Corporation (“Exelon”) since June 2021. Prior to his current role, Mr. Levin served as Director of Financial Planning and Analysis of ComEd from March 2019 until June 2021.

In connection with his new role, effective August 9, 2023, Mr. Levin’s annual compensation will include a base salary of $375,000, an annual incentive program target opportunity of fifty percent of his base salary. He will also receive a long-term incentive target award valued at $372,000 effective with his 2024-2026 grant, consistent with the terms of Exelon’s Long-Term Incentive Plan.

Long-term incentives (“LTI”) include performance share awards (accounting for sixty-seven percent of the target LTI value) and restricted stock units (accounting for thirty-three percent of target LTI value). Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Mr. Levin remains eligible for benefits similar to those of other ComEd executives, including participation in Exelon’s health, welfare, retirement, relocation, and severance plans.

Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY

/s/ Katherine Smith
Katherine Smith
Corporate Secretary

August 4, 2023

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)